UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2009

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 3, 2009, Molson Coors Brewing Company issued a press release setting forth its earnings for the fiscal 2009 second quarter ending June 28, 2009.  A copy of its press release is being furnished as Exhibit 99.1 attached hereto and incorporated herein by reference.

This Form 8-K/A is being filed exclusively for the purpose of including a conformed signature on the Form 8-K filed on August 3 2009.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits.

99.1     Press Release disseminated August 3, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: August 3, 2009	By:	/s/William G. Waters
William G. Waters Vice President and Global Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Molson Coors Brewing Company disseminated August 3, 2009, reporting 2009 second quarter results.